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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549

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                                    FORM 8-K



                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                          DATE OF REPORT: JUNE 28, 1999
                        (Date of earliest event reported)


                      INTERMEDIA CAPITAL PARTNERS IV, L.P.
             (Exact name of registrant as specified in its charter)


          CALIFORNIA                     333-11893               94-3247750
 (State or other jurisdiction           (Commission             (IRS Employer
       of incorporation)               File Number)          Identification No.)


       235 MONTGOMERY STREET, SUITE 420, SAN FRANCISCO, CALIFORNIA, 94304
              (Address of principal executive offices)           (Zip Code)


       Registrant's telephone number, including area code: (415) 616-4600


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Item 5. Other Events.

        On June 28, 1999, InterMedia Capital Partners IV, L.P. (the
"Partnership") announced its plans to issue a junior preferred limited partnership interest to a subsidiary of AT&T Corp. in exchange for a cash contribution of $97.455 million (the "Contribution"). The Partnership intends to use the proceeds to redeem 30% of its 11.25% Senior Notes Due 2006 (the
"Notes"). See attached press release. The Contribution is subject to, among other things, the negotiation and execution of definitive documentation by the parties. The Contribution and redemption of the Notes is subject to partner and bank consent.

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                                    SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

        Dated:  June 29, 1999.


                                        INTERMEDIA CAPITAL PARTNERS IV, L.P.

                                        By:  InterMedia Capital Management, LLC,
                                             its General Partner

                                        By:  InterMedia Management, Inc., its
                                             Managing Member



                                        By         /S/ ROBERT J. LEWIS
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                                                    Robert J. Lewis
                                                       President

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                                  EXHIBIT INDEX

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
Exhibit
Number                   Description
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
99.1                     Press Release dated June 28, 1999